Exhibit 31.2

I, BB Tuley, certify that:

1.	I have reviewed this annual report on Form 10-K of Extensions, Inc.

2.
Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.
Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.
I am  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e))  and internal  control over financial  reporting  (as  defined  in  Exchange  Act Rules  13a-15(f)  and 15d-15(f)) for the registrant and have:

(a)
 Designed such disclosure controls and procedures, or caused such disclosure controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating  to  the  registrant,  including  its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly  during the  period in which  this  report is being prepared;

(b)
Designed such  internal  control  over  financial  reporting,  or caused such internal  control  over  financial  reporting  to  be  designed  under  our supervision,  to provide reasonable  assurance regarding the reliability of financial  reporting  and  the  preparation  of  financial  statements  for external  purposes  in  accordance  with  generally   accepted   accounting principles;

(c)
Evaluated the  effectiveness  of the registrant's  disclosure  controls and procedures  and  presented  in  this  report  our  conclusions   about  the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

(d)
Disclosed in this report any change in the  registrant's  internal  control over financial  reporting that occurred during the registrant's most recent fiscal  quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's   internal  control  over  financial reporting; and

5
I have disclosed,  based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial reporting which are reasonably likely to adversely  affect the  registrant's  ability to record,  process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: July 18, 2008

/s/   BB Tuley

BB Tuley
Principal Financial Officer